UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 21, 2007

Date of Report (date of earliest event reported)

OmniVision Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-29939 (Commission File Number)	77-0401990 (I.R.S. Employer Identification Number)

1341 Orleans Drive

Sunnyvale, California 94089-1136

(Address of principal executive offices)

(408) 542-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2007, the Compensation Committee (the “Committee”) of OmniVision Technologies, Inc. (the “Company”) approved an increase in the annual base salary for the following executive officers of the Company:

Name of Officer	Previous Annual Base Salary	New Annual Base Salary	Effective Date
Shaw Hong	$450,000	$465,000	7/1/2007
Xinping He	$300,000	$315,000	7/1/2007
Peter Leigh	$260,000	$265,000	7/1/2007
Vicky Chou	$280,000	$295,000	7/1/2007

The officers shown above include individuals who will be listed as named executive officers in the Company’s proxy statement to be filed in connection with its 2007 annual meeting of stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2007

OmniVision Technologies, Inc.

By:	/s/ SHAW HONG
Shaw Hong President and Chief Executive Officer